EXHIBIT 10.1




                    Restoration of Retirement Income Plan for
              Participants in the Retirement Plan for Employees of
                  Cullen/Frost Bankers, Inc. and its Affiliates
                            (as amended and restated)

                    Restoration of Retirement Income Plan for
              Participants in the Retirement Plan for Employees of
                  Cullen/Frost Bankers, Inc. and its Affiliates
                            (as amended and restated)

                    RESTORATION OF RETIREMENT INCOME PLAN FOR
              PARTICIPANTS IN THE RETIREMENT PLAN FOR EMPLOYEES OF
                  CULLEN/FROST BANKERS, INC. AND ITS AFFILIATES
             ------------------------------------------------------

             As Amended and Restated Effective as of January 1, 1989
             -------------------------------------------------------

     Cullen/Frost Bankers, Inc. and The Frost National Bank of San Antonio adopted the Restoration of Retirement Income Plan for Participants in the Retirement Plan for Employees of Cullen/Frost Bankers, Inc. and Its Affiliates (herein referred to as the "Restoration Plan") effective as of January 1, 1980 in order to provide for the payment of certain pension and pension related benefits to certain of their employees who are participants in the Retirement Plan for Employees of Cullen/Frost Bankers, Inc. and Its Affiliates (hereinafter referred to as the "Basic Plan") whose benefits under the Basic Plan are restricted by the limitations of Section 415 of the Internal Revenue Code.

     Effective as of January 1, 1984, the Restoration Plan was amended in order to provide that any other Employer participating in the Basic Plan will automatically be deemed to have adopted the Restoration Plan with respect to its employees unless (1) the Board of Directors of Cullen/Frost Bankers, Inc. specifically provides that the Restoration Plan shall not apply to the employees of such Employer or (2) such Employer specifies in writing filed with the Board of Directors of Cullen/Frost Bankers, Inc. at the time it adopts the Basic Plan (or, if later, by September 1, 1984) the Restoration Plan shall not apply to its employees.

     Cullen/Frost Bankers, Inc.(hereinafter referred to as the "Company") exercising its right to amend the Restoration Plan on behalf of all Employers participating in the Restoration Plan as of January 1, 1989 is further amending the Restoration Plan and restating it in its entirety as set forth herein in order to extend the benefits under the Restoration Plan to include benefits under the Basic Plan that are restricted by the limitations of Section 401(a)(17) of the Internal Revenue Code of 1986 (hereinafter referred to as the "Code"). The term "Restoration Plan" as hereinafter used shall mean the Restoration of Retirement Income Plan for Participants in the Retirement Plan for Employees of Cullen/Frost Bankers, Inc. and Its Affiliates, as amended and restated effective January 1, 1989 as hereinafter described. All terms used in this Restoration Plan shall have the meanings assigned to them under the provisions of the Basic Plan unless otherwise qualified by the context hereof.

     1.  Incorporation of the Basic Plan.
         --------------------------------

         The Basic Plan, with any amendments thereto to the date of the adoption of this Restoration Plan, shall be and is hereby incorporated by reference into and shall form a part of this Restoration Plan as fully as if set forth herein verbatim. Any amendment made to the Basic Plan by the Employer subsequent to the Employer's adoption of this Restoration Plan shall also be incorporated by reference into and form a part of this Restoration Plan, effective as of the effective date of such amendment without any further action being required. The Basic Plan, whenever referred to in this Restoration Plan, shall mean the Basic Plan as amended, as it exists as of the date any determination is made of benefits payable under this Restoration Plan.

     2.  Administration.
         ---------------

         This Restoration Plan shall be administered by the retirement committee under the Basic Plan which shall administer it in a manner consistent with the administration of the Basic Plan, as from time to time amended and in effect, except that this Restoration Plan shall be administered as an unfunded plan which is not intended to meet the qualification requirements of Section 401 of the Code. The retirement committee shall have full power and authority to interpret, construe and administer this Restoration Plan and the retirement committee's interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the retirement committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Restoration Plan unless attributable to his own willfull misconduct or lack of good faith. Members of the retirement committee shall not participate in any action or determination regarding their own benefits hereunder.


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
     3.  Eligibility.
         ------------

         Employees of Employers participating in this Restoration Plan who are participants in the Basic Plan (and whose pension or pension-related benefits under the Basic Plan are limited pursuant to Section 415 and/or 401(a)(17) of the Code) shall be eligible for benefits under this Restoration Plan. In no event shall an employee who is not entitled to benefits under the Basic Plan be eligible for a benefit under this Restoration Plan.

     4.  Amount of Benefit Payable Upon Retirement or Termination of Employment.
         -----------------------------------------------------------------------

         The benefit payable to an eligible employee (or, if applicable, his beneficiary or beneficiaries) upon his retirement or termination of employment for any reason shall be the actuarial equivalent of an amount equal to the excess, if any, of:

         (a) the single-sum value of the benefit which would have been payable to such employee or on his behalf to his beneficiary or beneficiaries under the Basic Plan, if the provisions of the Basic Plan were administered without regard to the maximum amount of retirement income limitations of Sections 415 and 401(a)(17) of the Code, over

         (b) the single-sum value of the benefit which is in fact payable to such employee or on his behalf to his beneficiary or beneficiaries under the Basic Plan;

     Benefits payable under this Restoration Plan to any recipient shall be computed in accordance with the foregoing and with the objective that such recipient should receive under this Restoration plan and the basic Plan a total amount which would not be less than the amount that would have been payable to that recipient solely under the Basic Plan had Sections 415 and 401(a)(17) of the Code not been applicable thereto.

     5.  Payment of Benefits Upon Retirement or Termination of
         -----------------------------------------------------
         Employment.
         -----------

         The benefit payable under this Restoration Plan on account of employee's retirement or termination of employment shall be paid to the same recipients and, subject to the following paragraph of this section, in the same form and at the same time or times as the limited benefits are payable to the employee or his beneficiary under the Basic Plan and shall cease to any recipient at the same time as benefits payable to such recipient under the Basic Plan shall cease.

     6.  Employee's Rights.
         ------------------

         Except as otherwise specifically provided, an employee's rights under this Restoration Plan, including his rights to vested benefits, shall be the same as his rights under the Basic Plan. Benefits payable under this Restoration Plan shall be a general, unsecured obligation of the Employer to be paid by the Employer from its own funds, and such payments shall not (i) impose any obligation upon the trust fund under said Basic Plan; (ii) be paid from the trust fund under said Basic Plan; or (iii) have any effect whatsoever upon the Basic Plan or the payment of benefitsfrom the trust fund under said Basic Plan. No employee or his beneficiary or beneficiaries shall have any title to or beneficial ownership in any assets which the Employer may earmark to pay benefits hereunder.

     7.  Amendment.
         ----------
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
         This Restoration Plan may be amended from time to time in any respect whatever resolution of the Board of Directors of the Company specifying such amendment, subject to the limitation that the Employer shall be liable for any benefits accrued under this Restoration Plan as of the date of such amendment (determined on the basis of each employee's presumed termination of employment as of the date of such amendment). Amendments by the Board of Directors of the Company shall be binding upon all other Employers. Each Employer may modify the provisions of this Restoration Plan as it pertains only to its own employees by the adoption, by written action on its part approved by the Board of Directors of the Company and the retirement committee under the Basic Plan, of a supplement to this Restoration Plan specifying such modifications shall which shall pertain only to its employees.

     8.  Discontinuance.
         ---------------

         The Employer expects to continue this Restoration Plan indefinitely, but reserves the right to discontinue it if, in its sole judgment, such is deemed necessary or desirable. However, if the Employer should discontinue this Restoration Plan, the Employer shall be liable for any benefits accrued under this Restoration Plan as of the date of such action (determined on the basis of each employee's presumed termination of employment as of the date of such discontinuance). The Board of Directors of the Company may in its absolute discretion terminate any Employer's participation in this Restoration Plan at any time.

     9.  Restrictions on Assignment.
         ---------------------------

         The interest of an employee of his beneficiary or beneficiaries may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily on involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy, except that no amount shall be payable hereunder until and unless any and all amounts representing debts or other obligations owed to any Employer or any affiliate of any Employer by the employee with respect to whom such amount would otherwise by payable shall have been fully paid and satisfied.

     10.  Nature of Agreement.
          --------------------

          The adoption of this Restoration Plan and any setting aside of amounts by the Employer with which to discharge its obligations hereunder shall not be deemed to create a trust; legal and equitable title to any funds so set aside shall remain in the Employer, and any recipient of benefits hereunder shall have no security or other interest in such funds. Any and all funds so set aside shall remain subject to the claims of the general creditors of the Employer, present and future, and no payment shall be made under this Restoration Plan unless the Employer is then solvent. This provision shall not require the Employer to set aside any funds, but the Employer may set aside such funds if it chooses to do so.

     11.  Continued Employment.
          ---------------------

           Nothing contained herein shall be construed as conferring upon any employee the right to continue in the employ of the Employer in any capacity.

     12. Binding on Employer, Employees and Their Successors.
          ---------------------------------------------------

          This Restoration Plan shall be binding upon and inure to the benefit of the Employer, its successors and assigns and the employee of his heirs, executors, administrators and legal representatives. The provisions of this restoration Plan shall be applicable with respect to each Employer separately, and amounts payable hereunder shall be paid by the Employer of the particular employee.

     13.  Employment With More Than One Employer.
          ---------------------------------------

          If any employee shall be entitled to benefits under the Basic Plan on account of service with more than one Employer, the obligations under this Restoration Plan shall be apportioned among such Employer on the basis of time of service with each, except that an Employers from whose employ such employee was transferred prior to his retirement, death or disability shall be obligated


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
with respect to employment prior to such transfer only to the extent of an amount based on assumed pay increases in accordance with the scale used for computing the actuarial cost under the Basic Plan for the year of the transfer. If obligations are so limited the remaining obligations shall be borne by the last Employer.

     14. Rights of Other Employers to Participate.
          ----------------------------------------

          Each Employer which has adopted the Basic Plan on behalf of its eligible employees and is a participating Employer in the Basic Plan shall be deemed to have also adopted the Restoration Plan on behalf of such eligible employees unless (i) the Board of Directors of the Company specifically provides that the Restoration Plan shall not apply to the employees of such Employer or
(ii) such Employer specifies in writing filed with the Board of Directors of the Company at the time that it adopts the Basic Plan that the Restoration Plan shall not apply to its employees.

     15.  Laws Governing.
          --------------

          This Restoration Plan shall be construed in accordance with and governed by the laws of the State of Texas.

        EXECUTED this 2nd day of March, 1989.

ATTEST:                                  CULLEN/FROST BANKERS, INC.


/s/Patricia S. Patrick                   By  /s/Robert S. McClane
-------------------------------              ------------------------
         Secretary                                  President


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

                    RESTORATION OF RETIREMENT INCOME PLAN FOR
              PARTICIPANTS IN THE RETIREMENT PLAN FOR EMPLOYEES OF CULLEN/FROST BANKERS, INC. AND ITS AFFILIATES

        The following are the provisions of the RESTORATION OF
RETIREMENT INCOME PLAN FOR CERTAIN PARTICIPANTS IN THE RETIREMENT PLAN FOR EMPLOYEES OF CULLEN/FROST BANKERS, INC. AND ITS AFFILIATES (hereinafter referred to as the "Excess Plan") which has been established effective as of January 1, 1980, by CULLEN/FROST BANKERS, INC. and the FROST NATIONAL BANK OF SAN ANTONIO (each hereinafter respectively called an "Employer") to provide for the payment of certain pension and pension-related benefits to certain of their employees who are participants in the RETIREMENT PLAN FOR EMPLOYEES OF CULLEN/FROST BANKERS, INC. AND ITS AFFILIATES (hereinafter referred to as the "Basic Plan") on or after the effective date hereof so that the total pension and pension-related benefits of such employees can be determined on the same basis as is applicable to all other employees of Employer. The Employer intends and desires by the adoption of this Excess Plan to recognize the value of the Employer of the past and present services of employees covered by the Excess Plan and to encourage and assure their continued service to the Employer by making more adequate provision for their future retirement security. The establishment of this Excess Plan was made necessary by certain benefit limitations which were imposed on the Basic Plan by the Employee Retirement Income Security Act of 1974 ("ERISA") and by section 415 of the Internal Revenue Code of 1954, as amended (the "Code"). All terms used in this Excess Plan shall have the meanings assigned to them under the provisions of the Basic Plan unless otherwise qualified by the context hereof.

     1.  Incorporation of the Basic Plan.
         --------------------------------
     The Basic Plan, with any amendments thereto to the date of the adoption of this Excess Plan, shall be and is hereby incorporated by reference into and shall form a part of this Excess Plan as fully as if set forth herein verbatim. Any amendment made to the basic Plan by the Employer subsequent to the Employer's adoption of this Excess Plan shall also be incorporated by reference into and form a part of this Excess Plan, effective as of the effective date of such amendment without any further action being required. The Basic Plan, whenever referred to in this Excess Plan, shall mean the Basic Plan as amended, as it exists as of the date any determination is made of benefits payable under this Excess Plan.

     2.  Administration.
         --------------
     This Excess Plan shall be administered by the retirement committee under the Basic Plan which shall administer it in a manner consistent with the administration of the basic Plan, as from time to time amended and in effect, except that this Excess Plan shall be administered as a n unfunded plan which is not intended to meet the qualification requirements of section 401 of the Code. The retirement committee shall have full power and authority to interpret, construe and administer this Excess Plan and the retirement committee's interpretations and construction hereof, and actions hereunder, including the timing, form, amount or recipient of any payment to be made hereunder, shall be binding and conclusive on all persons for all purposes. No member of the retirement committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Excess Plan unless attributable to his own willful misconduct or lack of good faith. Members of the retirement committee shall not participate in any action or determination regarding their own benefits hereunder.

     3.  Eligibility.
         -----------
     Employees who are participants in the Basic Plan [and whose pension or pension-related benefits under the Basic Plan are limited pursuant to section 415 of the Code]

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
shall be eligible for benefits under this Excess Plan if they have been designated as participants in this Excess Plan by their Employer. In no event shall an employee who is not entitled to benefits under the Basic Plan be eligible for a benefit under this Excess Plan.

     4.  Amount of Benefit.
         -----------------
     The benefit payable to any eligible employee or his beneficiary or beneficiaries under this Excess Plan shall be the actuarial equivalent of the excess, if any, of:

         (a) the benefit which would have been payable to such employee or on his behalf to his beneficiary or beneficiaries under the Basic Plan, if the provisions of the Basic Plan were administered without regard to the maximum amount of retirement income limitations of section 415 of the Code,

     Over

         (b) the benefit which is in fact payable to such employee or on his behalf to his beneficiary or beneficiaries under the Basic Plan.

Benefits payable under this Excess Plan to any recipient shall be computed in accordance with the foregoing and with the objective that such recipient should receive under this Excess Plan and the Basic Plan that total amount which would have been payable to that recipient solely under the Basic Plan had section 415 of the Code not been applicable thereto. This Excess Plan is intended to constitute an unfunded "excess benefit plan" within the meaning of section of 3(36) and section 4(b)(5) of ERISA.

     5.  Payment of Benefits.
         -------------------

     The benefit payable under this Excess Plan on account of an employee's death or disability shall be paid to the same recipients and in the same form and at the same time or times as the limited benefits are payable to the employee or his beneficiary under the Basic Plan and shall cease to any recipient at the same time as benefits payable to such recipient under the Basic Plan shall cease. The benefit payable under this Excess Plan for any reason other than on account of an employee's death or disability shall be payable in the form of a benefit for ten years certain and continuous for the life of the employee if he survives such term certain, beginning at his age sixty-five or, if later, his termination of employment with the Employer. Notwithstanding the foregoing , however, the retirement committee under the Basic Plan may, in its sole discretion, direct that the benefit payable under this Excess Plan shall be paid in the same form as , and coincident with, the payment of the limited benefit payments made to the employee or on his behalf to his beneficiary or beneficiaries under the Basic Plan, and in such case benefits payable under this Excess Plan shall cease to any recipient of benefits under the Excess Plan at the same time as benefits payable to such recipient under the Basic Plan shall cease.

     6.  Employee's Rights.
         -----------------
     Except as otherwise specifically provided, an employee's rights under this Excess Plan, including his rights to vested benefits, shall be the same as his right under the Basic Plan. Benefits payable under this Excess Plan shall be a general, unsecured obligation of the Employer to be paid by the Employer from its own funds, and such payments shall not (i) impose any obligation upon the trust fund under said Basic Plan; (ii) be paid from the trust fund under said Basic Plan; or (iii) have any effect whatsoever upon the Basic Plan or the payment of benefits from the trust fund under said Basic Plan. No employee or his beneficiary or beneficiaries shall have any title to or

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
beneficial ownership in any assets which the Employer may earmark to pay benefits hereunder.

     7.  Amendment.
         ---------
     This Excess Plan may be amended from time to time in any respect whatever by resolution of the Board of Directors of Cullen/Frost Bankers, Inc. specifying such amendment, subject to the limitation that the Employer shall be liable for any benefits accrued under this Excess Plan (determined on the basis of each employee's presumed termination employment as of the date of such amendment) as of the date of such amendment. Amendments by the Board of Directors of Cullen/Frost Bankers, Inc. shall be binding upon all other Employers. Each Employer may modify the provisions of this Excess Plan as it pertains only to its own employees by the adoption, by written action on its part approved by the Board of Directors of Cullen/Frost Bankers, Inc. and the retirement committee under the Basic Plan, of a supplement to this Excess Plan specifying such modifications which shall pertain only to its employees.

     8. Discontinuance.
        --------------
     The Employer expects to continue this Excess Plan indefinitely, but reserves the right to discontinue it if, in its sole judgment, such is deemed necessary or desirable. However, if the Employer should discontinue this Excess Plan, the Employer shall be liable for any benefits accrued under this Excess Plan (determined on the basis of each employee's presumed termination of employment as of the date of such discontinuance) as of the date of such action. The Board of Directors of Cullen/Frost bankers, Inc. may in its absolute discretion terminate any Employer's participation in this Excess Plan at any time.

     9. Restrictions on Assignment.
        --------------------------
     The interest of any employee or his beneficiary or beneficiaries may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contract, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishment, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy, except that no amount shall be payable hereunder until and unless any and all amounts representing debts or other obligations owed to any Employer or any affiliate of any Employer by the employee with respect to whom such amount would otherwise be payable shall have been fully paid and satisfied.

     10. Nature of Agreement.
         -------------------
     The adoption of this Excess Plan and any setting aside of amounts by the Employer with which to discharge its obligations hereunder shall not be deemed to create a trust; legal and equitable title to any funds so set aside shall remain in the Employer, and any recipient of benefits hereunder shall have no security or other interest in such funds. Any and all funds so set aside shall remain subject to the claims of the general creditors of the Employer, present and future, and no payment shall be made under this Excess Plan unless the Employer is then solvent. This provision shall not require the Employer to set aside any funds, but the Employer may set aside such funds if it chooses to do so.

     11. Continued Employment.
         --------------------
     Nothing contained herein shall be construed as conferring upon any employee the right to continue in the employ of the Employer in any capacity.

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
     12. Binding on Employer, Employees and Their Successors.
         ---------------------------------------------------
     This Excess Plan shall be binding upon and inure to the benefit of the Employer, its successors and assigns and the employee of his heirs, executors, administrators and legal representatives. The provisions of this plan shall be applicable with respect to each Employer separately, and amounts payable hereunder shall be paid by the Employer of the particular employee.

     13. Employment With More Than One Employer.
         --------------------------------------
     If any employee shall be entitled to benefits under the Basic Plan on account of service with more than one Employer, the obligations under this Excess Plan shall be apportioned among such Employers on the basis of time of service with each, except that an Employer from whose employ such employee was transferred prior to his retirement, death or disability shall be obligated with respect to employment prior to such transfer only to the extent of an amount based on assumed pay increases in accordance with the scale used for computing the actuarial cost under the Basic Plan for the year of the transfer. If obligations are so limited the remaining obligations shall be borne by the last Employer.

     14. Rights of Other Employers to Participate.
         ----------------------------------------
      Any other corporation, association, joint venture, proprietorship, or partnership may, in the future, adopt this Excess Plan by written action on its part provided that the Board of Directors of Cullen/Frost Bankers, Inc. and the retirement committee under the Basic Plan both approve such participation.

     15.  Laws Governing.
          --------------
     This Excess Plan shall be construed in accordance with and governed by the laws of the State of Texas.

     EXECUTED this 1st day of May, 1980.

                           CULLEN/FROST BANKERS, INC.

ATTEST:                        BY /s/C. Linden Sledge
                                 ---------------------
/s/Robert S. McClane                   President
---------------------
Secretary

                           THE FROST NATIONAL BANK OF
                                SAN ANTONIO

ATTEST:                         BY /s/C. Linden Sledge
                                  --------------------
                                       President
/s/C.J. Krause
-----------------
Secretary




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